UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 01682)

Exact name of registrant as specified in charter: Putnam Voyager Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2008

Date of reporting period: August 1, 2007— July 31, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Voyager Fund

FUND SYMBOL (CLASS A SHARES): PVOYX

7|31|08

Annual Report

PUTNAM INVESTMENTS

GROWTH FUNDS
look for stocks of
companies that
have the potential
to grow over time.

What makes
Putnam different?

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
Voyager
Fund

7 | 31 | 08
Annual Report

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Interview with your fund’s Portfolio Leaders	5
Performance in depth.	9
Expenses	11
Portfolio turnover	13
Risk	13
Your fund’s management.	14
Terms and definitions	15
Trustee approval of management contract	16
Other information for shareholders.	19
Financial statements	20
Federal tax information	34
Brokerage commissions.	34
About the Trustees	35
Officers	39

Cover photograph: Vineyard, Napa County, California © Charles O’Rear

Message from the Trustees

Dear Fellow Shareholder:

The past 12 months have presented the economy with a growing set of challenges, and financial markets have responded with losses across a wide range of sectors globally. It is always unsettling to see the markets and one’s investment returns declining. Times like these are a reminder of why it is important to keep a long-term perspective, to ensure that your portfolio is well diversified, and to seek the counsel of your financial representative.

At Putnam, we continually strive to offer the best investment returns, innovative products, and award-winning service to our shareholders. In keeping with this tradition, we are pleased to announce that Robert L. Reynolds, a well-known leader and visionary in the mutual fund industry, has joined the Putnam leadership team as President and Chief Executive Officer of Putnam Investments, effective July 1, 2008. Charles E. Haldeman, Jr., former President and CEO, has taken on the role of Chairman of Putnam Investment Management, LLC, the firm’s fund management company.

Mr. Reynolds brings to Putnam substantial industry experience and an outstanding record of success, including serving as Vice Chairman and Chief Operating Officer at Fidelity Investments from 2000 to 2007. We look forward to working with Bob as we continue our goal to position Putnam to exceed our shareholders’ expectations.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Respectfully yours,

Charles E. Haldeman, Jr.
President of the Funds

John A. Hill
Chairman of the Trustees

September 17, 2008

About the fund

Seeking growth for investors for over 39 years

In 1969, when Putnam Voyager Fund made its debut, Richard M. Nixon became the 37th U.S. President and Americans landed on the moon for the first time. For the U.S. financial markets, it was the eve of a sluggish decade in which the Dow Jones Industrial Average would gain only 4.8%. Despite Vietnam War tensions and worries over inflation and recession, the fund’s first management team was ready to tap into the long-term growth potential of American businesses.

“The basic qualities underlying the dynamism of our economy are not at issue here,” said the first report to shareholders in 1969. “The future has never been brighter.” The report also discussed the risk of “underestimating the potential growth of companies with strong fundamental trends.”

In the 39 years since its first report was published, the fund has witnessed many more difficult markets, as well as unprecedented stock market growth and extraordinary innovation. One emerging growth trend was noted in the fund’s 1988 annual report: “Several years from now, when you’re leaving home . . . you may find yourself tossing something new into your tote bag or briefcase — your phone. That’s right: the era of truly portable telephones is dawning.”

Today, the fund continues to look for promising growth trends as well as companies across a wide range of sectors that can grow revenues and earnings at a rate that we believe the market underestimates. While much has changed since the fund’s management team wrestled with the challenges of the 1970s, some things have not — including the management team’s commitment to prudently manage the money that investors entrust to Putnam.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Stocks with above-average earnings growth may be more volatile, especially if earnings do not continue to grow.

Performance and portfolio snapshots

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower.

See pages 5 and 9–10 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

* The inception date of the Russell 1000 Growth Index was 12/31/78.

“Despite the economic circumstances, we
believe that long-term investors can benefit
from today’s attractive stock valuations and
better prospects ahead.”

Jeffrey Knight, Portfolio Leader, Putnam Voyager Fund

Allocations are represented as a percentage of net assets and may not equal 100%. Holdings and allocations may vary over time.

Jeff Knight and Robert Schoen

Jeff, how did the fund perform, particularly after your team started managing the fund and repositioned the portfolio during February?

For the full year the fund had a loss of –8.68%, which fell below both the return of our peer group and of the benchmark Russell 1000 Growth Index. After we repositioned the portfolio during February, the fund has outperformed its benchmark and ranked above the average of its peer group. However, like the stock market in general, it posted a negative return in the second half of the year.

What economic and market forces influenced stocks during the period?

Stocks were hurt by the liquidity and credit crisis that was already underway when the fiscal year began last August. These trends had been triggered by the decline in the housing market and the defaults of subprime mortgages. As financial institutions experienced massive losses on mortgage securities, their stock prices fell sharply. The selling in the financials sector peaked during two episodes that prompted action by federal authorities: the sale of Bear Stearns in March and government guarantees to support Fannie Mae and Freddie Mac during July. Since the winter months, the financial crisis was further complicated by a steep rise in commodity prices. The soaring costs of oil and other fuels posed a new threat to economic growth by pushing up inflation on basic needs such as gasoline, food, and electricity, leaving consumers with less money to spend on other items.

Rob, can you describe changes to the portfolio that you introduced as the new management team of the fund?

First, let me say that we were pleased with the opportunity to manage this fund. It has a long heritage as one of the mutual fund industry’s premier growth-style funds. We also believe that large-cap growth stocks today offer attractive capital appreciation potential, after several years of being overlooked by many investors. While the fund’s style has remained the same, we have introduced to the investment process a greater recognition of macroeconomic risks. Second, we decided that the fund’s sector weightings should be closer to those of its benchmark, the Russell 1000 Growth Index. Third, we bought a number of new stocks, increasing the number of

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/08. See the previous page and pages 9–10 for additional fund performance information. Index descriptions can be found on page 15.

portfolio holdings from about 80 to about 160. Our intention is to manage volatility by having smaller individual positions in a greater number of companies.

In terms of specific changes, we wanted to reduce the fund’s risk in financial stocks. We sold a large position in American International Group, a leading insurance company, and reduced a position in Goldman Sachs. We also reduced the position in the consumer cyclicals sector because we believed these stocks would be hurt by deteriorating consumer spending. For instance, we sold a position in motorcycle company Harley-Davidson and in hotel chain Wyndham Worldwide, and trimmed a position in Disney. We also added energy stocks, including National Oilwell Varco and Sunoco.

What impact did these changes have on performance?

The newly positioned portfolio went on to outperform the Russell 1000 Growth Index from February through July, although it’s important to point out that the fund had negative results during these five months, as did growth-style stocks and the market in general.

Jeff, please describe some stocks that performed particularly well for the fund.

Two of the fund’s best performers were in the technology sector. Apple Computer has had ups and downs because of its dependence on U.S. consumer spending, but it contributed gains for the year as a whole. Its iPhone product continues to grow in popularity and in June the company introduced a newer, less expensive model that has been selling well. These devices, along with a number of new Apple store openings, are attracting new customers to purchase Mac computers, which have attractive profit margins. Another technology holding, Amphenol, was also among the fund’s leaders. Amphenol makes electronic equipment such as coaxial cables and fiber optics, but also makes specialized components that transmit electrical signals within pieces of hardware such as touch screen cell phones. This business helped its earnings grow faster than those of the industry. We sold the position in Amphenol when its price reached a level that we believed reflected its appropriate valuation.

In the health-care sector, Express Scripts continued to perform well. The company’s mail-order drug business has expanded, and it has achieved higher profit margins. Other smaller positions in the sector that contributed to results were Johnson & Johnson, a diversified health-care conglomerate, and St. Jude Medical, a company that makes a variety of devices for cardiac patients.

In the basic materials sector, Potash Corp. of Saskatchewan, based in Canada, performed very well. Potash provides a key ingredient for manufacturing chemical fertilizers. The stock outperformed the index

Top 10 holdings

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 7/31/08. Also shown is each holding’s market sector and the specific industry within that sector. Holdings will vary over time.

HOLDING (percentage of fund’s net assets)	SECTOR	INDUSTRY

Microsoft Corp. (4.0%)	Technology	Software
IBM Corp. (3.2%)	Technology	Computers
Apple Computer, Inc. (3.1%)	Technology	Computers
Intel Corp. (2.7%)	Technology	Electronics
Cisco Systems, Inc. (2.7%)	Technology	Communications equipment
Hewlett-Packard Co. (2.2%)	Technology	Computers
Procter & Gamble Co. (The) (2.0%)	Consumer staples	Consumer goods
Exxon Mobil Corp. (1.8%)	Energy	Oil and gas
Google, Inc. (1.7%)	Technology	Technology services
Boeing Co. (The) (1.7%)	Capital goods	Aerospace and defense

by a wide margin because the company enjoyed rising demand for fertilizers as the farm sector responded to soaring prices of food and of agricultural products used as biofuels. In the energy sector, Occidental Petroleum was one of the leading performers, benefiting from the sharp rise in oil prices.

Despite the weakness of the financials sector, the fund’s position in MasterCard contributed positive performance, because this credit card is becoming more widely used. We are analyzing the company’s risks, because the weak economy could cause more consumers to fall behind on credit card payments. To this point, consumers are behaving differently than in past downturns; many are choosing to default on their mortgages while continuing to make credit card payments.

Rob, what stocks had a negative impact on the fund’s performance?

Two of the holdings that contributed to much of the underperformance for the fiscal year were Countrywide and Bear Stearns, though both had been sold from the fund before January 2008. Countrywide was the nation’s largest mortgage issuer, and Bear Stearns was an 84-year-old Wall Street institution, but both were brought down by the collapse of the housing market and mortgage securities, and bought at fire sale prices. Another stock that underperformed was CB Richard Ellis Group, a real estate company. In recent months the stock lost value as the real estate market declined along with the economy. We continue to hold the stock because the company has attractive exposure to growing international markets such as India, where it manages many commercial properties.

The fund’s positioning in the energy sector also detracted from performance. The fund had an underweight relative to the benchmark before we took the helm. While our decision to add to the energy position helped performance, holdings such as Valero Energy have underperformed. Valero is a refinery that has had to pay more for crude oil as an input, as well as higher maintenance expenses as it runs at full capacity. These costs cut into the company’s profit margins, but we continue to own Valero because it has attractive long-term growth potential. This stock and another refinery mentioned above, Sunoco, added favorable performance during the last month of the period when the price of oil fell.

I N   T H E   N E W S

The price of oil began the period at $78 per barrel and rose steadily, reaching a peak of $147 during the day on July 11 before settling back to $145 at the close of that day. From that point, the price of oil fell, finishing July 2008 at $124. Strong global demand and constricted supply were the main drivers of this run-up. In particular, the vibrant economies of the developing world helped spur petroleum prices higher. The main factor behind the recent decline in the price of oil was a downward revision in the consensus projected annual growth in gross domestic product (GDP) in China from about 12% to around 9%. While this rate of growth is still quite strong, the revision surprised the oil markets.

What is your outlook for the fund and for growth-style investments as we move into the next fiscal year?

In the short run, weak economic growth and higher inflation create a difficult environment for stocks and could dampen fund performance. We remain in a bear market whose duration is, of course, uncertain. High energy prices may cause a consumer recession that could hurt the retail, manufacturing, food, and transportation industries, among others. The more attractive sectors,

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

in our view, are technology and health care, because businesses must continue to invest in capital equipment and people will spend money to maintain their physical well-being. But bear markets do end. Looking out over the long term, we believe equity market valuations are becoming increasingly attractive. Stock market averages have remained roughly unchanged in real terms over the past decade, even though profits have been soaring. We believe that investors with longer investment horizons can benefit from today’s attractive stock valuations and that better prospects lay ahead.

The fund is invested in large-cap growth companies that offer a combination of features, such as stable cash flows, broad international exposure, and durable profit models that are less sensitive to the economic cycle. Many of these companies have diverse revenue streams, so that when a problem arises in one area, it is less of a risk to the companies’ overall earnings outlook. We favor stocks with these characteristics because we think they can withstand a downturn in the U.S. economy. Should the economy avoid a recession and conditions in the stock market become healthier, these stocks can also participate in a market rally.

Thank you, Jeff and Rob, for talking with us today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2008, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(4/1/69)		(4/27/92)		(7/26/99)		(12/1/94)		(1/21/03)	(3/31/94)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average (life of fund)	10.71%	10.54%	9.72%	9.72%	9.88%	9.88%	10.01%	9.91%	10.43%	10.81%

10 years	9.86	3.56	1.81	1.81	1.98	1.98	4.53	0.87	7.18	12.65
Annual average	0.94	0.35	0.18	0.18	0.20	0.20	0.44	0.09	0.70	1.20

5 years	17.99	11.22	13.62	11.62	13.69	13.69	15.09	11.03	16.48	19.50
Annual average	3.36	2.15	2.59	2.22	2.60	2.60	2.85	2.11	3.10	3.63

3 years	–0.64	–6.37	–2.88	–5.79	–2.86	–2.86	–2.19	–5.59	–1.41	0.09
Annual average	–0.21	–2.17	–0.97	–1.97	–0.96	–0.96	–0.74	–1.90	–0.47	0.03

1 year	–8.68	–13.93	–9.42	–13.95	–9.38	–10.28	–9.23	–12.41	–8.98	–8.49

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively, as of 1/2/08. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Change in the value of a $10,000 investment ($9,425 after sales charge)

Cumulative total return from 7/31/98 to 7/31/08

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $10,181 and $10,198, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $10,087 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $10,718 and $11,265, respectively.

Comparative index returns For periods ended 7/31/08

	Russell 1000	Lipper Large-Cap
	Growth Index	Growth Funds category average*

Annual average (life of fund)	—†	9.30%

10 years	8.62%	23.17
Annual average	0.83	1.91

5 years	36.29	34.18
Annual average	6.39	5.97

3 years	11.11	9.72
Annual average	3.57	3.07

1 year	–6.29	–5.72

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 7/31/08, there were 765, 655, 531, 260, and 15 funds, respectively, in this Lipper category.

† The inception date of the Russell 1000 Growth Index was 12/31/78.

Fund price and distribution information For the 12-month period ended 7/31/08

	Class A		Class B	Class C	Class M		Class R	Class Y

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

7/31/07	$18.54	$19.67*	$16.03	$17.60	$17.34	$17.97*	$18.37	$19.21

7/31/08	16.93	17.96	14.52	15.95	15.74	16.31	16.72	17.58

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

* Reflects an increase in sales charges that took effect on 1/2/08.

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(4/1/69)		(4/27/92)		(7/26/99)		(12/1/94)		(1/21/03)	(3/31/94)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average (life of fund)	10.78%	10.61%	9.79%	9.79%	9.95%	9.95%	10.08%	9.98%	10.50%	10.89%

10 years	7.21	1.03	–0.57	–0.57	–0.52	–0.52	1.99	–1.57	4.59	9.94
Annual average	0.70	0.10	–0.06	–0.06	–0.05	–0.05	0.20	–0.16	0.45	0.95

5 years	23.01	15.93	18.52	16.52	18.48	18.48	19.95	15.79	21.46	24.58
Annual average	4.23	3.00	3.46	3.11	3.45	3.45	3.71	2.98	3.96	4.49

3 years	5.94	–0.16	3.65	0.65	3.58	3.58	4.34	0.67	5.11	6.74
Annual average	1.94	–0.05	1.20	0.22	1.18	1.18	1.43	0.22	1.68	2.20

1 year	–9.75	–14.93	–10.42	–14.90	–10.44	–11.33	–10.21	–13.37	–10.01	–9.52

Fund’s annual operating expenses For the fiscal year ended 7/31/07

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund operating expenses	1.14%	1.89%	1.89%	1.64%	1.39%	0.89%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Voyager Fund from February 1, 2008, to July 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$5.99	$9.62	$9.62	$8.41	$7.20	$4.77

Ending value (after expenses)	$957.60	$953.40	$953.90	$955.10	$956.00	$959.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2008, use the following calculation method. To find the value of your investment on February 1, 2008, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$6.17	$9.92	$9.92	$8.67	$7.42	$4.92

Ending value (after expenses)	$1,018.75	$1,015.02	$1,015.02	$1,016.26	$1,017.50	$1,019.99

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized expense ratio*	1.23%	1.98%	1.98%	1.73%	1.48%	0.98%

Average annualized expense ratio for Lipper peer group†	1.27%	2.02%	2.02%	1.77%	1.52%	1.02%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage/service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times; the fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 6/30/08.

Your fund’s portfolio turnover and Morningstar® Risk

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains thatmust be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

You can use the following table to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2008	2007	2006	2005	2004

Putnam Voyager Fund	68%	65%	76%	93%	46%

Lipper Large-Cap Growth Funds category average	90%	92%	90%	96%	92%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on July 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2008 is based on information available as of 7/31/08.

Your fund’s Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of June 30, 2008. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2008 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Global Asset Allocation Team. Jeff Knight and Robert Schoen are Portfolio Leaders of your fund. The Portfolio Leaders coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Global Asset Allocation Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, please visit the Individual Investors section of www.putnam.com.

Trustee and Putnam employee fund ownership

As of July 31, 2008, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in	Total assets in
	the fund	all Putnam funds

Trustees	$679,000	$76,000,000

Putnam employees	$9,150,000	$568,000,000

Other Putnam funds managed by the Portfolio Leaders

Jeff Knight is also a Portfolio Leader of Putnam Global Asset Allocation Fund (Growth, Balanced, and Conservative Portfolios), Putnam Income Strategies Fund, and Putnam Growth Opportunities Fund, and a Portfolio Member of The George Putnam Fund of Boston and Putnam Discovery Growth Fund.

Robert Schoen is also a Portfolio Leader of Putnam Growth Opportunities Fund, and a Portfolio Member of Putnam Global Asset Allocation Fund (Growth, Balanced, and Conservative Portfolios), Putnam Income Strategies Fund, and Putnam Discovery Growth Fund.

Jeff Knight and Robert Schoen may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Investment team fund ownership

The following table shows how much the fund’s current Portfolio Leaders have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of July 31, 2008, and July 31, 2007.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 7/31/07.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2008.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 17th percentile in management fees and in the 38th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2008, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

In addition, the Trustees devoted particular attention to analyzing the Putnam funds’ fees and expenses relative to those of competitors in fund complexes of comparable size and with a comparable mix of asset categories. The Trustees concluded that this analysis did not reveal any matters requiring further attention at the current time.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Large-Cap Growth Funds) for the one-year, three-year and five-year periods ended December 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	91st

Three-year period	88th

Five-year period	91st

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-year, three-year and five-year periods ended December 31, 2007, there were 723, 602, and 515 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Large-Cap Growth Funds category for the one-year, five-year and ten-year periods ended June 30, 2008 were 83%, 90%, and 77%, respectively. Over the one-year, five-year and ten-year periods ended June 30, 2008, your fund ranked 627th out of 756, 474th out of 530, and 200th out of 259 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

The Trustees noted the disappointing performance for your fund for the one-year, three-year, and five-year periods ended December 31, 2007. In this regard, the Trustees considered that, similar to the experience of certain other Putnam funds with exposure to the large-cap equity space, your fund’s performance would have been materially better over these periods but for the performance of a limited number of portfolio choices in the financial sector that experienced extreme distress in the market turmoil that began in the summer of 2007. In addition, following leadership and portfolio management team changes, Putnam Management continues to make efforts to enhance the strength of the Large Cap Equities team, and Putnam Management has centralized the equity research structure. These changes were made to strengthen the investment process, which focuses on a blend of quantitative techniques and fundamental analysis, and to enhance the performance potential for Putnam funds with exposure to the large-cap equity space.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar
allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and
institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 8:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semi-annual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Putnam Voyager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Voyager Fund (the “fund”) at July 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 8, 2008

The fund’s portfolio 7/31/08

COMMON STOCKS (96.0%)*	Shares	Value

Advertising and Marketing Services (0.8%)
Omnicom Group, Inc. S	867,900	$37,050,651

		37,050,651
Aerospace and Defense (3.6%)
Boeing Co. (The) S	1,257,500	76,845,825

L-3 Communications Holdings, Inc.	249,000	24,573,810

United Technologies Corp.	970,000	62,060,600

		163,480,235
Banking (0.2%)
Northern Trust Corp.	147,400	11,522,258

		11,522,258
Beverage (3.4%)
Coca-Cola Co. (The) S	1,067,000	54,950,500

Pepsi Bottling Group, Inc. (The)	1,059,100	29,495,935

PepsiCo, Inc.	1,048,600	69,794,816

		154,241,251
Biotechnology (3.0%)
Amgen, Inc. †	545,700	34,177,191

Biogen Idec, Inc. † S	602,600	42,037,376

Genentech, Inc. †	236,500	22,526,625

Genzyme Corp. † S	507,200	38,876,880

		137,618,072
Cable Television (0.8%)
DirecTV Group, Inc. (The) †	1,379,600	37,276,792

		37,276,792
Chemicals (2.6%)
Celanese Corp. Ser. A	258,700	9,967,711

Monsanto Co.	596,800	71,084,848

Potash Corp. of Saskatchewan (Canada) S	178,200	36,400,914

		117,453,473
Commercial and Consumer Services (0.9%)
Dun & Bradstreet Corp. (The)	270,911	26,180,839

Equifax, Inc. S	502,200	17,622,198

		43,803,037
Communications Equipment (3.0%)
Cisco Systems, Inc. †	5,673,000	124,749,270

Corning, Inc.	593,200	11,869,932

		136,619,202
Computers (9.9%)
Apple Computer, Inc. † # S	897,900	142,721,205

EMC Corp. †	3,434,200	51,547,342

Hewlett-Packard Co.	2,242,200	100,450,560

IBM Corp.	1,154,600	147,765,708

NetApp, Inc. † S	507,400	12,964,070

		455,448,885
Conglomerates (0.9%)
Honeywell International, Inc.	450,900	22,923,756

Tyco International, Ltd. (Bermuda) S	371,600	16,558,496

		39,482,252
Consumer Finance (0.3%)
Mastercard, Inc. Class A	58,300	14,233,945

		14,233,945
Consumer Goods (3.1%)
Clorox Co.	273,900	14,927,550

Colgate-Palmolive Co.	292,300	21,709,121

Procter & Gamble Co. (The)	1,397,500	91,508,300

Unilever NV ADR (NY Shares) (Netherlands)	510,800	14,154,268

		142,299,239
Consumer Services (0.1%)
Netflix, Inc. † S	134,500	4,154,705

		4,154,705
Containers (0.3%)
Owens-Illinois, Inc. †	295,400	12,477,696

		12,477,696

COMMON STOCKS (96.0%)* cont.	Shares	Value

Electric Utilities (0.8%)
Edison International	154,000	$7,444,360

FirstEnergy Corp.	136,400	10,032,220

Public Service Enterprise Group, Inc. S	501,800	20,975,240

		38,451,820
Electrical Equipment (0.3%)
Emerson Electric Co.	278,000	13,538,600

		13,538,600
Electronics (4.5%)
Intel Corp.	5,660,900	125,615,371

MEMC Electronic Materials, Inc. †	310,900	14,366,689

National Semiconductor Corp.	687,700	14,407,315

Texas Instruments, Inc. S	1,956,300	47,694,594

Watts Water Technologies, Inc. Class A S	169,100	4,995,214

		207,079,183
Energy (Oil Field) (4.2%)
Dresser-Rand Group, Inc. †	562,700	21,438,870

ENSCO International, Inc.	259,000	17,907,260

FMC Technologies, Inc. † S	302,300	18,676,094

National-Oilwell Varco, Inc. †	550,703	43,301,777

Noble Corp.	170,900	8,864,583

Pride International, Inc. † S	428,800	16,620,288

Schlumberger, Ltd. S	264,100	26,832,560

Tidewater, Inc. S	258,600	15,500,484

Transocean, Inc. † S	174,900	23,791,647

		192,933,563
Energy (Other) (0.3%)
First Solar, Inc. † S	54,800	15,624,028

		15,624,028
Financial (0.2%)
Nasdaq OMX Group, Inc. (The) †	288,500	8,011,645

		8,011,645
Food (0.4%)
Bunge, Ltd. S	131,100	12,968,412

Sara Lee Corp.	468,400	6,398,344

		19,366,756
Gaming & Lottery (0.1%)
International Game Technology	263,800	5,727,098

		5,727,098
Health Care Services (2.7%)
Aetna, Inc.	586,300	24,044,163

Express Scripts, Inc. † S	611,500	43,135,210

Humana, Inc. † S	371,600	16,316,956

Medco Health Solutions, Inc. †	484,800	24,036,384

WellPoint, Inc. †	350,800	18,399,460

		125,932,173
Insurance (0.4%)
AFLAC, Inc.	317,800	17,672,858

		17,672,858
Investment Banking/Brokerage (2.3%)
Blackstone Group LP (The)	1,083,600	20,122,452

Goldman Sachs Group, Inc. (The)	187,100	34,433,884

Invesco, Ltd.	249,200	5,803,868

State Street Corp.	466,400	33,412,896

T. Rowe Price Group, Inc.	198,200	11,862,270

		105,635,370
Machinery (5.0%)
AGCO Corp. † S	408,200	24,430,770

Caterpillar, Inc. S	1,025,800	71,313,616

Cummins, Inc. S	432,200	28,672,148

Deere (John) & Co. S	262,100	18,388,936

Ingersoll-Rand Co., Ltd. Class A (Bermuda)	256,600	9,237,600

COMMON STOCKS (96.0%)* cont.	Shares	Value

Machinery cont.
Joy Global, Inc.	621,300	$44,870,286

Parker-Hannifin Corp.	185,600	11,447,808

Terex Corp. † S	424,000	20,067,920

		228,429,084
Manufacturing (0.4%)
Mettler-Toledo International, Inc. † S	168,400	18,104,684

		18,104,684
Media (0.6%)
Time Warner, Inc. S	951,100	13,619,752

Walt Disney Co. (The)	433,400	13,153,690

		26,773,442
Medical Technology (4.6%)
Baxter International, Inc.	172,100	11,807,781

Becton, Dickinson and Co.	675,800	57,382,178

Intuitive Surgical, Inc. † S	45,300	14,101,437

Medtronic, Inc. S	1,336,300	70,596,729

St. Jude Medical, Inc. †	707,400	32,950,692

Varian Medical Systems, Inc. † S	204,300	12,258,000

Zimmer Holdings, Inc. † S	148,300	10,219,353

		209,316,170
Metals (1.2%)
Freeport-McMoRan Copper & Gold, Inc. Class B S	224,000	21,672,000

Nucor Corp.	133,600	7,644,592

Southern Copper Corp. S	402,600	11,184,228

United States Steel Corp. S	84,100	13,486,276

		53,987,096
Oil & Gas (7.2%)
Chevron Corp.	497,100	42,034,776

ConocoPhillips	319,000	26,036,780

Devon Energy Corp.	248,900	23,618,121

Exxon Mobil Corp.	1,030,900	82,915,287

Hess Corp.	316,500	32,093,100

Marathon Oil Corp.	306,200	15,147,714

Occidental Petroleum Corp.	632,600	49,867,858

Sunoco, Inc. S	655,200	26,607,672

Tesoro Corp. S	431,500	6,662,360

Valero Energy Corp.	789,900	26,390,559

		331,374,227
Pharmaceuticals (3.5%)
Cephalon, Inc. † S	161,200	11,793,392

Eli Lilly & Co.	426,800	20,106,548

Forest Laboratories, Inc. †	257,200	9,133,172

Johnson & Johnson	887,100	60,739,737

Merck & Co., Inc.	863,800	28,419,020

Mylan Laboratories, Inc. † S	490,877	6,366,675

Schering-Plough Corp.	1,205,200	25,405,616

		161,964,160
Power Producers (0.7%)
AES Corp. (The) †	1,478,600	23,864,604

NRG Energy, Inc. † S	293,800	10,662,002

		34,526,606
Railroads (0.6%)
CSX Corp.	158,000	10,677,640

Norfolk Southern Corp. S	242,500	17,440,600

		28,118,240
Real Estate (0.4%)
CB Richard Ellis Group, Inc. Class A †	845,455	11,878,643

Jones Lang LaSalle, Inc.	155,002	7,384,295

		19,262,938

COMMON STOCKS (96.0%)* cont.	Shares	Value

Regional Bells (0.5%)
AT&T, Inc.	354,800	$10,931,388

Verizon Communications, Inc.	331,100	11,270,644

		22,202,032
Restaurants (1.2%)
Brinker International, Inc.	127,200	2,339,208

McDonald’s Corp.	177,400	10,606,746

Starbucks Corp. † S	583,600	8,573,084

Yum! Brands, Inc. S	966,200	34,609,284

		56,128,322
Retail (6.4%)
Abercrombie & Fitch Co. Class A	151,600	8,371,352

Amazon.com, Inc. † S	162,700	12,420,518

Best Buy Co., Inc. S	242,900	9,647,988

Big Lots, Inc. † S	314,900	9,591,854

BJ’s Wholesale Club, Inc. † S	136,900	5,137,857

Costco Wholesale Corp. S	228,600	14,328,648

CVS Caremark Corp.	1,188,400	43,376,600

Dollar Tree, Inc. † S	242,963	9,111,113

GameStop Corp. † S	220,000	8,912,200

Kroger Co. S	843,200	23,845,696

Lowe’s Cos., Inc. S	1,069,400	21,730,208

Priceline.com, Inc. † S	120,300	13,828,485

Ross Stores, Inc. S	117,600	4,464,096

Safeway, Inc. S	674,300	18,017,296

TJX Cos., Inc. (The) S	873,900	29,459,169

Urban Outfitters, Inc. † S	424,400	14,009,444

Wal-Mart Stores, Inc.	803,500	47,101,170

		293,353,694
Shipping (0.4%)
Kirby Corp. † S	272,800	13,018,016

Ryder System, Inc. S	77,000	5,078,920

		18,096,936
Software (7.3%)
Activision Blizzard, Inc. †	572,900	20,612,942

Adobe Systems, Inc. † S	1,446,300	59,804,505

Autodesk, Inc. † S	237,660	7,578,977

Microsoft Corp.	7,116,100	183,026,092

Oracle Corp. †	1,907,800	41,074,934

Symantec Corp. † S	1,228,600	25,886,602

		337,984,052
Technology Services (3.7%)
Accenture, Ltd. Class A (Bermuda) S	993,000	41,467,680

Baidu.com ADR (China) †	26,800	9,303,620

eBay, Inc. †	1,028,038	25,875,716

Google, Inc. Class A † S	168,334	79,748,233

Sohu.com, Inc. (China) †	81,755	6,170,867

Yahoo!, Inc. † S	465,900	9,266,751

		171,832,867
Telecommunications (0.3%)
American Tower Corp. Class A †	278,700	11,677,530

		11,677,530
Textiles (0.9%)
Coach, Inc. †	924,400	23,581,444

NIKE, Inc. Class B S	287,900	16,893,972

		40,475,416
Tire & Rubber (0.2%)
Goodyear Tire & Rubber Co. (The) †	377,100	7,402,473

		7,402,473

COMMON STOCKS (96.0%)* cont.	Shares	Value

Tobacco (1.2%)
Altria Group, Inc.	1,104,200	$22,470,470

Philip Morris International, Inc.	664,300	34,311,095

		56,781,565
Toys (0.3%)
Hasbro, Inc. S	367,200	14,217,984

		14,217,984
Waste Management (0.2%)
Republic Services, Inc.	334,800	10,881,000

		10,881,000
Water Utilities (0.1%)
Veolia Environnement ADR (France)	73,600	3,940,544

		3,940,544

Total common stocks (cost $4,492,968,883)		$4,413,965,849

INVESTMENT COMPANIES (0.1%)*	Shares	Value

iShares FTSE/Xinhua China 25 Index Fund	104,739	$4,702,781

Total investment companies (cost $5,337,361)		$4,702,781

SHORT-TERM INVESTMENTS (25.7%)*	Principal amount/shares	Value

Short-term investments held as collateral for loaned securities with yields ranging from
2.00% to 2.96% and due dates ranging from August 1, 2008 to September 26, 2008 [d]	$935,522,464	$934,353,916

Govco, Inc. for an effective yield of 2.67%, September 24, 2008	50,000,000	49,801,250

Putnam Prime Money Market Fund [e]	195,107,218	195,107,218

Total short-term investments (cost $1,179,262,384)		$1,179,262,384

TOTAL INVESTMENTS

Total investments (cost $5,677,568,628)		$5,597,931,014

* Percentages indicated are based on net assets of $4,597,498,177.

† Non-income-producing security.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at July 31, 2008.

d See Note 1 to the financial statements.

e See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

S Securities on loan, in part or in entirety, at July 31, 2008.

At July 31, 2008, liquid assets totaling $164,886,375 have been designated as collateral for open futures contracts.

ADR after the name of a foreign holding stands for American Depository Receipts, representing ownership of foreign securities on deposit with a custodian bank.

FUTURES CONTRACTS OUTSTANDING at 7/31/08

	Number of		Expiration	Unrealized
	contracts	Value	date	depreciation

NASDAQ 100 Index E-Mini (Long)	893	$33,107,975	Sep-08	$(1,555,949)

S&P 500 Index (Long)	416	131,778,400	Sep-08	(7,637,705)

Total				$(9,193,654)

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 7/31/08

ASSETS

Investment in securities, at value, including $910,589,502
of securities on loan (Note 1):
Unaffiliated issuers (identified cost $5,482,461,410)	$5,402,823,796
Affiliated issuers (identified cost $195,107,218) (Note 5)	195,107,218

Cash	800

Dividends, interest and other receivables	5,960,931

Receivable for shares of the fund sold	7,172,384

Receivable for securities sold	43,293,603

Total assets	5,654,358,732

LIABILITIES

Payable for variation margin (Note 1)	2,248,017

Payable for securities purchased	73,055,995

Payable for shares of the fund repurchased	35,804,007

Payable for compensation of Manager (Notes 2 and 5)	6,635,588

Payable for investor servicing fees (Note 2)	1,671,706

Payable for custodian fees (Note 2)	17,939

Payable for Trustee compensation and expenses (Note 2)	1,133,507

Payable for administrative services (Note 2)	13,195

Payable for distribution fees (Note 2)	1,064,375

Collateral on securities loaned, at value (Note 1)	934,353,916

Other accrued expenses	862,310

Total liabilities	1,056,860,555

Net assets	$4,597,498,177

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$7,074,468,161

Accumulated net realized loss on investments and
foreign currency transactions (Note 1)	(2,388,138,716)

Net unrealized depreciation of investments	(88,831,268)

Total — Representing net assets applicable to
capital shares outstanding	$4,597,498,177

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($3,213,102,301 divided by 189,833,233 shares)	$16.93

Offering price per class A share (100/94.25 of $16.93)*	$17.96

Net asset value and offering price per class B share
($368,078,510 divided by 25,342,206 shares)**	$14.52

Net asset value and offering price per class C share
($45,990,496 divided by 2,883,684 shares)**	$15.95

Net asset value and redemption price per class M share
($32,088,993 divided by 2,038,188 shares)	$15.74

Offering price per class M share (100/96.50 of $15.74)*	$16.31

Net asset value, offering price and redemption price per class R share
($2,363,014 divided by 141,311 shares)	$16.72

Net asset value, offering price and redemption price per class Y share
($935,874,863 divided by 53,243,750 shares)	$17.58

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 7/31/08

INVESTMENT INCOME

Dividends (net of foreign tax of $101,848)	$54,363,873

Interest (including interest income of $5,962,956
from investments in affiliated issuers) (Note 5)	7,363,102

Securities lending	2,015,309

Total investment income	63,742,284

EXPENSES

Compensation of Manager (Note 2)	30,469,265

Investor servicing fees (Note 2)	22,171,336

Custodian fees (Note 2)	103,990

Trustee compensation and expenses (Note 2)	173,575

Administrative services (Note 2)	102,226

Distribution fees — Class A (Note 2)	9,871,181

Distribution fees — Class B (Note 2)	5,534,099

Distribution fees — Class C (Note 2)	534,408

Distribution fees — Class M (Note 2)	307,472

Distribution fees — Class R (Note 2)	13,282

Other	1,970,623

Non-recurring costs (Notes 2 and 6)	11,342

Costs assumed by Manager (Notes 2 and 6)	(11,342)

Fees waived and reimbursed by Manager (Note 5)	(177,887)

Total expenses	71,073,570

Expense reduction (Note 2)	(984,859)

Net expenses	70,088,711

Net investment loss	(6,346,427)

Net realized gain on investments (including $33,553,149
from redemptions in kind) (Notes 1 and 3)	37,708,581

Net realized loss on futures contracts (Note 1)	(3,926,972)

Net realized gain on foreign currency transactions (Note 1)	568

Net unrealized depreciation of assets and liabilities
in foreign currencies during the year	(376)

Net unrealized depreciation of investments
and futures contracts during the year	(491,350,946)

Net loss on investments	(457,569,145)

Net decrease in net assets resulting from operations	$(463,915,572)

Statement of changes in net assets

DECREASE IN NET ASSETS
	Year ended	Year ended
	7/31/08	7/31/07

Operations:

Net investment loss	$(6,346,427)	$(30,682,294)

Net realized gain on investments and
foreign currency transactions	33,782,177	672,662,626

Net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	(491,351,322)	514,485,960

Net increase (decrease) in net assets
resulting from operations	(463,915,572)	1,156,466,292

Redemption fees (Note 1)	10,508	11,749

Decrease from capital share
transactions (Note 4)	(1,863,133,043)	(2,564,259,891)

Total decrease in net assets	(2,327,038,107)	(1,407,781,850)

NET ASSETS

Beginning of year	6,924,536,284	8,332,318,134

End of year	$4,597,498,177	$6,924,536,284

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
			Net realized and	Total from					Total return	Net assets,	Ratio of expenses	investment income
	Net asset value,	Net investment	unrealized gain (loss)	investment	From net	Total	Redemption	Net asset value,	at net asset	end of period	to average	(loss) to average	Portfolio
Period ended	beginning of period	income (loss) [a,d]	on investments	operations	investment income	distributions	fees [e]	end of period	value (%) [b]	(in thousands)	net assets (%) [c,d]	net assets (%) [d]	turnover (%)

Class A
July 31, 2008	$18.54	(.01)	(1.60)	(1.61)	—	—	—	$16.93	(8.68)	$3,213,102	1.20	(.08)	67.79
July 31, 2007	16.20	(.06)	2.40	2.34	—	—	—	18.54	14.44	4,790,506	1.14	(.33)	65.48
July 31, 2006	17.16	(.04) [h]	(.79)	(.83)	(.13)	(.13)	—	16.20	(4.93) [h]	5,528,893	1.04 [h]	(.23) [h]	75.88
July 31, 2005	15.13	.09 [f,g]	1.94	2.03	—	—	—	17.16	13.42 [g]	7,410,811	1.08	.55 [f,g]	93.29
July 31, 2004	14.45	(.01)	.69	.68	—	—	—	15.13	4.71	8,710,655	1.04	(.04)	45.73

Class B
July 31, 2008	$16.03	(.13)	(1.38)	(1.51)	—	—	—	$14.52	(9.42)	$368,079	1.95	(.84)	67.79
July 31, 2007	14.12	(.17)	2.08	1.91	—	—	—	16.03	13.53	726,751	1.89	(1.08)	65.48
July 31, 2006	14.95	(.15) [h]	(.68)	(.83)	—	—	—	14.12	(5.55) [h]	1,089,121	1.79 [h]	(.98) [h]	75.88
July 31, 2005	13.28	(.03) [f,g]	1.70	1.67	—	—	—	14.95	12.58 [g]	1,875,616	1.83	(.19) [f,g]	93.29
July 31, 2004	12.78	(.11)	.61	.50	—	—	—	13.28	3.91	2,343,329	1.79	(.80)	45.73

Class C
July 31, 2008	$17.60	(.14)	(1.51)	(1.65)	—	—	—	$15.95	(9.38)	$45,990	1.95	(.82)	67.79
July 31, 2007	15.50	(.19)	2.29	2.10	—	—	—	17.60	13.55	59,248	1.89	(1.08)	65.48
July 31, 2006	16.42	(.16) [h]	(.76)	(.92)	—	—	—	15.50	(5.60) [h]	72,213	1.79 [h]	(.98) [h]	75.88
July 31, 2005	14.58	(.03) [f,g]	1.87	1.84	—	—	—	16.42	12.62 [g]	96,509	1.83	(.20) [f,g]	93.29
July 31, 2004	14.03	(.12)	.67	.55	—	—	—	14.58	3.92	116,854	1.79	(.79)	45.73

Class M
July 31, 2008	$17.34	(.10)	(1.50)	(1.60)	—	—	—	$15.74	(9.23)	$32,089	1.70	(.58)	67.79
July 31, 2007	15.22	(.14)	2.26	2.12	—	—	—	17.34	13.93	47,801	1.64	(.83)	65.48
July 31, 2006	16.12	(.12) [h]	(.75)	(.87)	(.03)	(.03)	—	15.22	(5.42) [h]	60,394	1.54 [h]	(.73) [h]	75.88
July 31, 2005	14.28	.01 [f,g]	1.83	1.84	—	—	—	16.12	12.89 [g]	95,640	1.58	.07 [f,g]	93.29
July 31, 2004	13.70	(.08)	.66	.58	—	—	—	14.28	4.23	125,904	1.54	(.54)	45.73

Class R
July 31, 2008	$18.37	(.05)	(1.60)	(1.65)	—	—	—	$16.72	(8.98)	$2,363	1.45	(.30)	67.79
July 31, 2007	16.09	(.10)	2.38	2.28	—	—	—	18.37	14.17	2,243	1.39	(.58)	65.48
July 31, 2006	17.06	(.09) [h]	(.77)	(.86)	(.11)	(.11)	—	16.09	(5.12) [h]	1,740	1.29 [h]	(.50) [h]	75.88
July 31, 2005	15.08	.02 [f,g]	1.96	1.98	—	—	—	17.06	13.13 [g]	734	1.33	.14 [f,g]	93.29
July 31, 2004	14.44	(.05)	.69	.64	—	—	—	15.08	4.43	253	1.29	(.34)	45.73

Class Y
July 31, 2008	$19.21	.03	(1.66)	(1.63)	—	—	—	$17.58	(8.49)	$935,875.95		.18	67.79
July 31, 2007	16.74	(.02)	2.49	2.47	—	—	—	19.21	14.76	1,297,987.89		(.08)	65.48
July 31, 2006	17.73	— [e,h]	(.82)	(.82)	(.17)	(.17)	—	16.74	(4.69) [h]	1,579,957	.79 [h]	.02 [h]	75.88
July 31, 2005	15.59	.13 [f,g]	2.01	2.14	—	—	—	17.73	13.73 [g]	2,018,139.83		.80 [f,g]	93.29
July 31, 2004	14.85	.03	.71	.74	—	—	—	15.59	4.98	2,807,926.79		.20	45.73

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage
of average
net assets

July 31, 2008	<0.01%

July 31, 2007	<0.01

July 31, 2006	<0.01

July 31, 2005	<0.01

July 31, 2004	<0.01

e Amount represents less than $0.01 per share.

f Reflects a special dividend received by the fund which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	$0.08	0.51%

Class B	0.07	0.52

Class C	0.08	0.52

Class M	0.08	0.53

Class R	0.06	0.37

Class Y	0.08	0.52

g Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	$0.01	0.08%

Class B	0.01	0.08

Class C	0.01	0.08

Class M	0.01	0.07

Class R	0.02	0.10

Class Y	0.01	0.07

h Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.06% of average net assets for the period ended July 31, 2006.

The accompanying notes are an integral part of these financial statements.

28	29

Notes to financial statements 7/31/08

Note 1: Significant accounting policies

Putnam Voyager Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund invests mainly in common stocks of U.S. companies, with a focus on growth stocks.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At July 31, 2008, the value of securities loaned amounted to $910,589,502. The fund received cash collateral of $934,353,916 which is pooled with collateral of other Putnam funds into 70 issues of short-term investments.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2008, the fund had a capital loss carryover of $2,232,296,754 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on July 31, 2011.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending July 31, 2009 $164,979,099 of losses recognized during the period November 1, 2007 to July 31, 2008.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of post-October loss deferrals, unrealized gains and losses on certain futures contracts, net operating loss and redemption in kind gains. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2008, the fund reclassified $6,346,427 to decrease net investment loss and $27,161,823 to increase paid-in-capital, with an increase to accumulated net realized loss of $33,508,250.

The tax basis components of distributable earnings and the federal tax cost as of July 31, 2008, were as follows:

Unrealized appreciation	$343,262,897
Unrealized depreciation	(422,957,383)

Net unrealized depreciation	(79,694,486)
Capital loss carryforward	(2,232,296,754)
Post-October loss	(164,979,099)

Cost for federal income tax purposes	$5,677,625,500

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, 0.43% of the next $5 billion, 0.42% of the next $5 billion, 0.41% of the next $5 billion, 0.40% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $8.5 billion and 0.37% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper, Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. For the year ended July 31, 2008, Putnam Management did not waive any of its management fee from the fund.

For the year ended July 31, 2008, Putnam Management has assumed $11,342 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended July 31, 2008, the fund incurred $22,232,169 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the year ended July 31, 2008, the fund’s expenses were reduced by $460,304 under the expense offset arrangements and by $524,555 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,424, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended July 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $187,270 and $1,954 from the sale of class A and class M shares, respectively, and received $592,459 and $3,431 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended July 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received $2,261 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended July 31, 2008, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $3,765,418,117 and $5,809,159,120, respectively. There were no purchases or sales of U.S. government securities.

For the period ended July 31, 2008, the fund had redemptions in kind which resulted in redemptions out of the fund totaling $252,418,171.

Note 4: Capital shares

At July 31, 2008, there was an unlimited number of shares of beneficial interest authorized. In certain circumstances shares may be purchased or redeemed through the delivery to the fund or receipt by the shareholders, respectively, of securities, the fair value of which is used to determine the number of shares issued or redeemed. Transactions in capital shares were as follows:

	Year ended 7/31/08		Year ended 7/31/07

Class A	Shares	Amount	Shares	Amount

Shares sold	16,417,684	$296,188,060	29,394,378	$535,519,800

Shares issued in	—	—	—	—
connection with
reinvestment of
distributions

	16,417,684	296,188,060	29,394,378	535,519,800

Shares	(71,371,575)	(1,302,794,386)	(112,266,931)	(2,045,965,431)
repurchased

Redemption	(13,534,486)	(252,418,171)	—	—
in kind

Net decrease	(68,488,377)	$(1,259,024,497)	(82,872,553)	$(1,510,445,631)

	Year ended 7/31/08		Year ended 7/31/07

Class B	Shares	Amount	Shares	Amount

Shares sold	1,177,882	$18,377,696	2,738,896	$43,092,580

Shares issued in	—	—	—	—
connection with
reinvestment of
distributions

	1,177,882	18,377,696	2,738,896	43,092,580

Shares	(21,164,146)	(329,238,500)	(34,568,118)	(545,201,062)
repurchased

Net decrease	(19,986,264)	$(310,860,804)	(31,829,222)	$(502,108,482)

	Year ended 7/31/08		Year ended 7/31/07

Class C	Shares	Amount	Shares	Amount

Shares sold	477,842	$8,004,369	348,049	$6,010,038

Shares issued in	—	—	—	—
connection with
reinvestment of
distributions

	477,842	8,004,369	348,049	6,010,038

Shares	(959,592)	(16,454,584)	(1,641,660)	(28,355,192)
repurchased

Net decrease	(481,750)	$(8,450,215)	(1,293,611)	$(22,345,154)

	Year ended 7/31/08		Year ended 7/31/07

Class M	Shares	Amount	Shares	Amount

Shares sold	111,990	$1,909,930	225,072	$3,839,429

Shares issued in	—	—	—	—
connection with
reinvestment of
distributions

	111,990	1,909,930	225,072	3,839,429

Shares	(831,151)	(13,945,993)	(1,434,737)	(24,417,655)
repurchased

Net decrease	(719,161)	$(12,036,063)	(1,209,665)	$(20,578,226)

	Year ended 7/31/08		Year ended 7/31/07

Class R	Shares	Amount	Shares	Amount

Shares sold	109,200	$2,002,619	38,705	$699,428

Shares issued in	—	—	—	—
connection with
reinvestment of
distributions

	109,200	2,002,619	38,705	699,428

Shares	(90,017)	(1,588,878)	(24,737)	(451,868)
repurchased

Net increase	19,183	$413,741	13,968	$247,560

	Year ended 7/31/08		Year ended 7/31/07

Class Y	Shares	Amount	Shares	Amount

Shares sold	13,358,792	$250,356,665	16,630,596	$314,594,781

Shares issued in	—	—	—	—
connection with
reinvestment of
distributions

	13,358,792	250,356,665	16,630,596	314,594,781

Shares	(27,684,737)	(523,531,870)	(43,422,559)	(823,624,739)
repurchased

Net decrease	(14,325,945)	$(273,175,205)	(26,791,963)	$(509,029,958)

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended July 31, 2008, management fees paid were reduced by $177,887 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $5,962,956 for the year ended July 31, 2008. During the year ended July 31, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $1,310,393,356 and $1,141,417,373, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management does not believe the adoption of the Standard will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) —an amendment of FASB Statement No. 133 (“SFAS 133”), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

Federal tax information and brokerage commissions (unaudited)

Federal tax information

The Form 1099 you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008.

Brokerage commissions

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s Large-Cap Growth group for the year ended July 31, 2008. The Putnam mutual funds in this group are Putnam Growth Opportunities Fund, Putnam Voyager Fund, Putnam VT Growth Opportunities Fund, and Putnam VT Voyager Fund.

The top five firms that received brokerage commissions for trades executed for the Large-Cap Growth group are (in descending order) Morgan Stanley, UBS Securities, Goldman Sachs, Merrill, Lynch, Pierce, Fenner & Smith and Credit Suisse First Boston. Commissions paid to these firms together represented approximately 52% of the total brokerage commissions paid for the year ended July 31, 2008.

Commissions paid to the next 10 firms together represented approximately 32% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Robert W. Baird, Bear Stearns (merged with JPMorgan), Sanford C. Bernstein & Co., Citigroup Global Markets, JonesTrading, JPMorgan Securities, Pipeline, RBC Capital Markets Corp., Stifel, Nicolaus & Company, Inc., and Wachovia Securities.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

About the Trustees

Jameson A. Baxter

Trustee since 1994 and Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum.

Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards); and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis

Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta

Trustee since 2007

Mr. Darretta serves as Director of United-Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker

Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of New York Stock Exchange LLC (a wholly-owned subsidiary of NYSE Euronext), and a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company). Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

Charles E. Haldeman, Jr.*

Trustee since 2004 and President of the Funds since 2007

Mr. Haldeman is Chairman of Putnam Investment Management, LLC and President of the Putnam Funds. Prior to July 2008, he was President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a Partner and Director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School, and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

John A. Hill

Trustee since 1985 and Chairman since 2000

John A. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 26 companies with annual revenues in excess of $13 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds, a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he chairs the Investment Committee.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Mr. Hill was born and raised in Midland, Texas; received his B.A. in Economics from Southern Methodist University; and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow

Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council and continues to serve as a member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies —serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and MPhil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan

Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College, and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as

President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler

Trustee since 2006

Mr. Leibler is a Founding Partner and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officerof the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in Economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson

Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments).

Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III

Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Richard B.Worley

Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2008, there were 99 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Haldeman is the President of your fund and each of the other Putnam funds and Chairman of Putnam Investment Management, LLC, and prior to July 2008 was President and Chief Executive Officer of Putnam Investments.

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal Executive	Vice President	Vice President, Senior Associate Treasurer
Officer, Associate Treasurer, and	Since 2004	and Assistant Clerk
Compliance Liaison	Managing Director, Putnam Investments and	Since 2005
Since 1989	Putnam Management. During 2002, Chief
	Operating Officer, Atalanta/Sosnoff	Nancy E. Florek (Born 1957)
Jonathan S. Horwitz (Born 1955)	Management Corporation	Vice President, Assistant Clerk, Assistant
Senior Vice President and Treasurer		Treasurer and Proxy Manager
Since 2004	Francis J. McNamara, III (Born 1955)	Since 2005
Prior to 2004, Managing Director,	Vice President and Chief Legal Officer
Putnam Investments	Since 2004
Senior Managing Director, Putnam
Steven D. Krichmar (Born 1958)	Investments, Putnam Management
Vice President and Principal Financial Officer	and Putnam Retail Management. Prior
Since 2002	to 2004, General Counsel, State Street
Senior Managing Director,	Research & Management Company
Putnam Investments
Robert R. Leveille (Born 1969)
Janet C. Smith (Born 1965)	Vice President and Chief Compliance Officer
Vice President, Principal Accounting Officer	Since 2007
and Assistant Treasurer	Managing Director, Putnam Investments,
Since 2007	Putnam Management, and Putnam Retail
Managing Director, Putnam Investments and	Management. Prior to 2004, member of
Putnam Management	Bell Boyd & Lloyd LLC. Prior to 2003,
Vice President and Senior Counsel,
Susan G. Malloy (Born 1957)	Liberty Funds Group LLC
Vice President and Assistant Treasurer
Since 2007	Mark C. Trenchard (Born 1962)
Managing Director, Putnam Investments	Vice President and BSA Compliance Officer
Since 2002
Beth S. Mazor (Born 1958)	Managing Director, Putnam Investments
Vice President
Since 2002	Judith Cohen (Born 1945)
Managing Director, Putnam Investments	Vice President, Clerk and Assistant Treasurer
Since 1993

The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds
Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend funds
Capital Appreciation Fund
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*

Income funds
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

Tax-free income funds
AMT-Free Insured Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

Asset allocation funds
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds
Putnam RetirementReady Funds — ten investment portfolios that offer diversification among stocks, bonds, and money market instru-
ments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

†An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at www.putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value —with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at www.putnam.com

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Putnam puts your interests first

Putnam has introduced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit the Individual Investors section at www.putnam.com for details.

Cost-cutting initiatives

Ongoing expenses will be limited Through calendar 2008, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage nearly 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Wanda M. McManus
Putnam Investment	Charles E. Haldeman, Jr.	Vice President, Senior Associate Treasurer
Management, LLC	President	and Assistant Clerk
One Post Office Square
Boston, MA 02109	Charles E. Porter	Nancy E. Florek
	Executive Vice President, Principal	Vice President, Assistant Clerk, Assistant
Marketing Services	Executive Officer, Associate Treasurer	Treasurer and Proxy Manager
Putnam Retail Management	and Compliance Liaison
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz
Senior Vice President and Treasurer
Custodian
State Street Bank and Trust Company	Steven D. Krichmar
Vice President and Principal Financial Officer
Legal Counsel
Ropes & Gray LLP	Janet C. Smith
Vice President, Principal Accounting Officer
Independent Registered Public	and Assistant Treasurer
Accounting Firm
PricewaterhouseCoopers LLP	Susan G. Malloy
Vice President and Assistant Treasurer
Trustees
John A. Hill, Chairman	Beth S. Mazor
Jameson A. Baxter, Vice Chairman	Vice President
Charles B. Curtis
Robert J. Darretta	James P. Pappas
Myra R. Drucker	Vice President
Charles E. Haldeman, Jr.
Paul L. Joskow	Francis J. McNamara, III
Elizabeth T. Kennan	Vice President and Chief Legal Officer
Kenneth R. Leibler
Robert E. Patterson	Robert R. Leveille
George Putnam, III	Vice President and Chief Compliance Officer
Richard B. Worley
Mark C. Trenchard
Vice President and BSA Compliance Officer

Judith Cohen
Vice President, Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Voyager Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

AN016 252419 9/08

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

July 31, 2008	$212,512	$--	$5,064	$2,001*

July 31, 2007	$200,657	$1,405	$4,395	$ 11,411*

* Includes fees of $2,001 and $10,736 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended July 31, 2008 and July 31, 2007, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended July 31, 2008 and July 31, 2007, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $85,304 and $132,427 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of recordkeeping fees and procedures necessitated by regulatory and litigation matters..

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

July 31,2008	$ -	$15,000	$ -	$ -

July 31, 2007	$ -	$ 26,129	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Voyager Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: September 25, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: September 25, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: September 25, 2008